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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 15, 1999

                          American Express Master Trust
                            (Issuer in respect of the
    6.60%  Class A Accounts Receivable Trust Certificates, Series 1992-2,
    5.375% Class A Accounts Receivable Trust Certificates, Series 1993-1,
    7.60%  Class A Accounts Receivable Trust Certificates, Series 1994-2,
    7.85%  Class A Accounts Receivable Trust Certificates, Series 1994-3,
  Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-1, Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-2 and
     5.90% Class A Accounts Receivable Trust Certificates, Series 1998-1)

               American Express Receivables Financing Corporation
                   Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    33-47812
                                    33-49106
                                    33-67502
                                    33-81634
                                   333-51045
           Delaware                000-21424              13-3632012
----------------------------       ---------           ----------------
(State or other jurisdiction       (Commission           (IRS Employer
    of incorporation)              File Numbers)      Identification No.)

 200 Vesey Street, New York, New York                       10285
--------------------------------------                     -------
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code      (212) 640-3975
                                                        --------------


                         American Express Centurion Bank
                   Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Utah                  000-21424-01              11-2869526
----------------------------     -----------           -----------------
(State or other jurisdiction     (Commission             (IRS Employer
   of incorporation)             File Numbers)         Identification No.)

 6985 Union Park Center, Midvale, Utah                      84047
---------------------------------------                   ---------
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code      (801) 565-5000
                                                        --------------

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Item 5.  Other Events

         Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate dated April 7, 1999 for the Distribution Date occurring on April 15, 1999 and the preceding Due Period from February 27, 1999 through March 28, 1999 provided to The Bank of New York, as Trustee under the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended (the "Agreement"), for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Information concerning interest distributions made on the Class A Certificates, Series 1996-1, 1996-2 and 1998-1 occurring on April 15, 1999, is contained in the Payment Date Statements provided to the holders of such Class A Certificates. Information concerning interest distributions made on the Class B Certificates, Series 1992-2, 1993-1, 1994-2, 1994-3, 1996-1, 1996-2
and 1998-1  occurring  on April 15,  1999,  is  contained  in the  Payment  Date
Statements provided to the holder of such Class B Certificates. Such Payment Date Statements are attached hereto as Exhibits 20.1 and 20.2, respectively, and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.      Description

Exhibit 20.1 Payment Date Statements relating to interest distributions on the Class A Certificates, Series 1996-1, 1996-2 and 1998-1, occurring on April 15, 1999.

Exhibit 20.2 Payment Date Statements relating to interest distributions on the Class B Certificates, Series 1992-2, 1993-1, 1994-2, 1994-3, 1996-1, 1996-2 and 1998-1, occurring on April 15, 1999.

Exhibit 99.1     Monthly  Servicer's  Certificate  dated  April 7, 1999 for  the
                 Distribution Date occurring on April 15, 1999 and the preceding Due Period from February 27, 1999 through March 28, 1999 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  April 15, 1999


                                  AMERICAN EXPRESS MASTER TRUST



                                  AMERICAN EXPRESS RECEIVABLES
                                  FINANCING CORPORATION,
                                  Transferor


                                  By:      /s/ Leslie R. Scharfstein
                                           -------------------------
                                  Name:    Leslie R. Scharfstein
                                  Title:   President




                                  AMERICAN EXPRESS CENTURION
                                  BANK,
                                  Transferor


                                  By:     /s/ Rhonda Halpern
                                          ---------------------------
                                  Name:   Rhonda Halpern
                                  Title:  Chief Financial Officer and Treasurer


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                   EXHIBIT INDEX


Designation        Description                                       Page
-----------        -----------                                       ----
Exhibit 20.1       Payment Date Statements relating to interest        5
                   distributions on the Class A Certificates, Series 1996-1, 1996-2 and 1998-1, occurring on April 15, 1999.

Exhibit 20.2       Payment Date Statements relating to interest       12
                   distributions on the Class B Certificates, Series 1992-2, 1993-1, 1994-2, 1994-3, 1996-1,
                   1996-2 and 1998-1 occurring on April 15, 1999.

Exhibit 99.1       Monthly Servicer's Certificate dated April 7,      27
                   1999 for the Distribution Date occurring on April 15, 1999 and the preceding Due Period from February 27, 1999 through March 28, 1999 provided to The Bank of New York, as Trustee under the Agreement for the American Express
                   Master Trust.